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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 26, 2003
                                                          --------------


                            Finlay Enterprises, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-25716                     13-3492802
--------------------------------------------------------------------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


               529 Fifth Avenue, New York, New York            10017
              ----------------------------------------       ----------
              (Address of principal executive offices)       (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On March 28, 2003, Finlay Enterprises, Inc. (the "Registrant") issued a press release in the form attached hereto as Exhibit 99.1, which is incorporated herein by reference, announcing that Thomas H. Lee and Warren C. Smith, Jr. resigned from the Registrant's Board of Directors on March 26, 2003 and that, on March 27, 2003, Mr. Lee and Mr. Smith, along with Thomas H. Lee Equity Partners, L.P. and other affiliates, sold all their equity holdings in the Registrant to a private investor.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)   Not applicable.

(c)         Exhibits.

            99.1   Finlay Enterprises, Inc. press release dated March 28, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINLAY ENTERPRISES, INC.
                                      (Registrant)

Dated:  March 28, 2003                By: /s/ Bruce Zurlnick
                                         -------------------------------------
                                         Bruce Zurlnick
                                         Senior Vice President and
                                         Chief Financial Officer




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